                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 1998


                             BUSINESS RESOURCE GROUP
             (Exact name of Registrant as specified in its charter)

                                     0-26208
                            (Commission File Number)

         CALIFORNIA                                      77-0150337
(State or other jurisdiction                (I.R.S. Employer Identification No.)
    of incorporation)


                       2150 North First Street, Suite 101
                               San Jose, CA 95131
             (Address of principal executive offices, with zip code)

                                  408-325-3200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5. COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Business Resource Group (the "Company" or the "Registrant") is making this voluntary filing under Item 5 of the instructions on Information to be Included in the Report on Form 8-K in order to provide security holders with more current information than that contained in the Registrant's Annual Proxy Statement filed on January 30, 1998 on Schedule 14A (the "Proxy Statement") concerning ownership of the Registrant's securities by certain persons. The information contained in this Report has been prepared in accordance with the applicable requirements of
Schedule 14A to which the disclosure relates.

     The following table sets forth the beneficial ownership of the Registrant's Common Stock as of November 30, 1998 as to (i) each person who is known by the Registrant to own beneficially more than five percent of the Registrant's Common Stock, (ii) each of the Registrant's directors, (iii) each of the executive officers named in the Summary Compensation Table beginning on page 14 of the Proxy Statement, and (iv) all directors and executive officers as a group.

5% SHAREHOLDERS, DIRECTORS, NAMED
EXECUTIVE OFFICERS, AND DIRECTORS                               SHARES BENEFICIALLY
AND EXECUTIVE OFFICERS AS A GROUP                                     OWNED(1)
---------------------------------                        ---------------------------------
                                                         NUMBER           PERCENT OF TOTAL
                                                         ------           ----------------
Heartland Advisors.................................     557,500(2)              11.1%
790 North Milwaukee Street
Milwaukee, Wisconsin 53202

T. Rowe Price Associates, Inc......................     380,000(3)               7.6%
100 East Pratt Street
Baltimore, Maryland 21202

Jack A. Bradley.....................................     10,000(4)                *

Scott Lappin(5).....................................         --                   --

Brian D. McNay......................................  1,264,780                 25.2%

P. Steven Melman(6).................................         --                   --

Jeffrey D. Tuttle...................................    960,000                 19.1%

Charles J. Winter...................................    499,980(7)               9.9%
24511 Summerhill Avenue
Los Altos, CA 94024

John W. Peth........................................    252,042(8)               4.8%

Harry S. Robbins....................................     15,000(9)                *

All current directors and executive ................  2,548,385                 47.8%
officers as a group (6 persons)(10)

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------------

*    Less than 1%

(1) To the Registrant's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table. Unless otherwise indicated, the address of each of the named individuals is: c/o Business Resource Group, 2150 North First Street, Suite 101, San Jose, California 95131.

(2) Based solely on information contained in the Schedule 13G dated January 27, 1998 filed by the named shareholder with the Securities and Exchange Commission.

(3) Based solely on information contained in the Schedule 13G dated February 9, 1998 filed by the named shareholder with the Securities and Exchange Commission.

(4) Includes 10,000 shares subject to stock options exercisable within 60 days of November 30, 1998.

(5)  Mr. Lappin resigned from the Registrant in April 1997.

(6)  Mr. Melman resigned from the Registrant in April 1997.

(7) Based solely on information contained in the Form 4 dated November 16, 1998 filed by the named shareholder with the Securities and Exchange Commission. Mr. Winter, the Registrant's former President and Chief Executive Officer, resigned in December 1997 and has no current relationship with the Registrant.

(8) Includes 241,042 shares subject to stock options exercisable within 60 days of November 30, 1998.

(9) Includes 15,000 shares subject to stock options exercisable within 60 days of November 30, 1998.

(10) Excludes three executive officers, Messrs. Lappin, Melman and Winter, who previously resigned from Registrant. See footnotes 5, 6 and 7 above. Includes an aggregate of 5,000 shares held by John Palmer, the Registrant's current Chief Financial Officer. Also includes an additional 307,605 shares subject to stock options exercisable within 60 days of November 30, 1998 (including options held by Mr. Palmer). See footnotes 4, 8 and 9 above.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BUSINESS RESOURCE GROUP


Date: December 1, 1998                       By: /s/ John W. Peth
                                                ---------------------------
                                                John W. Peth, President and
                                                Chief Executive Officer